SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
Date of Report: (Date of Earliest Event Reported) August 11, 2005
PANHANDLE ROYALTY COMPANY

(Exact name of registrant as specified in its charter)

OKLAHOMA	0-9116	73-1055775

(State of Incorporation)	(Commission File) Number	(I.R.S. Employer Identification No.)
Grand Centre Suite 305, 5400 North Grand Blvd., Oklahoma City, OK 73112

(Address of principal executive offices)
Registrant’s telephone number including area code: (405) 948-1560
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Panhandle Royalty Company
FORM 8-K
August 11, 2005
ITEM 2.02 — Results of Operations and Financial Condition
The Company issued a press release on August 11, 2005, which includes information regarding the Company’s consolidated results of operations for the quarterly and nine month period ended June 30, 2005. The text of that press release is attached to this Report as an exhibit and is incorporated by reference herein.
ITEM 9.01 — Financial Statements and Exhibits
(c)	Exhibits

Exhibit No.	Document Description
99.1	Panhandle Royalty Company press release dated August 11, 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE ROYALTY COMPANY
DATE: August 11, 2005	/s/ Michael C. Coffman
Michael C. Coffman, Vice President
Chief Financial Officer, Secretary & Treasurer